Exhibit 99.1
UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)
Fremont General Corporation	Case Number:	8:08-bk-13421

	Operating Report Number:	1

Debtor	For the Month Ending:	6/19/08 - 6/30/08	(1)

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT — MASTER DEMAND ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		—

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		—

3. BEGINNING BALANCE:		5,976,374

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable — Post-filing	—

Accounts Receivable — Pre-filing	—

General Sales

Other (Specify) Closed payroll account funds	269,256

Other (Specify) Canceled / voided checks	36,096

TOTAL RECEIPTS THIS PERIOD:		305,351

5. BALANCE:		6,281,725

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)	4,000,000

Disbursements (from page 2)	—

TOTAL DISBURSEMENTS THIS PERIOD:		4,000,000

7. ENDING BALANCE:		2,281,725

8. General Account Number(s):	Well Fargo # xxxxxx1638 (2)

Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking

	350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

Notes:

(1)	For the Debtor’s first monthly operating report (MOR), the period of June 19, 2008 through June 30, 2008 has been presented.

(2)	Where indicated by an “x” throughout the MOR, the applicable digit has been hidden to prevent theft or other unauthorized access to the account. The information will be available to parties in interest upon reasonable request.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date	Check	Payee or DIP		*Amount	**Amount
mm/dd/yyyy	Number	account	Purpose	Transfered	Disbursed	Amount
6/19/2008	wire	Investment	Transfer to Debtor’s investment account	4,000,000		4,000,000
						—
						—
						—
						—
						—
						—
						—
						—
						—
						—
						—
						—
						—

		TOTAL DISBURSEMENTS THIS PERIOD:		4,000,000	—	4,000,000

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	6/30/2008	Balance on Statement:	$2,281,725

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			$—

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			$—

Bank statement Adjustments:
Explanation of Adjustments—

ADJUSTED BANK BALANCE:			$2,281,725

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT) (1)

1.	TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	—

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	—

3.	BEGINNING BALANCE:	—

4.	RECEIPTS DURING CURRENT PERIOD:	—

(Transferred from General Account)

5.	BALANCE:	—

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD	—

TOTAL DISBURSEMENTS THIS PERIOD:***

7.	ENDING BALANCE:	—

8.	PAYROLL Account Number(s):

Depository Name & Location:

Notes:

(1)	The Debtor’s payroll account has been closed.

I. CASH RECEIPTS AND DISBURSEMENTS
C. (OVERNIGHT INVESTMENT ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR REPORTS	—

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR Reports	—

ACCOUNT REPORTS

3. BEGINNING BALANCE:	25,507,601

4. RECEIPTS DURING CURRENT PERIOD:	4,033,231	(1)

5. BALANCE:	29,540,833

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

TOTAL DISBURSEMENTS THIS PERIOD:	—

7. ENDING BALANCE:	29,540,833

8. OVERNIGHT INVESTMENT ACCOUNT Number(s):	xxxx9320

Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking

350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

Note:

(1)	Represents funds transferred from the Debtor’s general account and interest received during period.

TOTAL DISBURSEMENTS FROM OVERNIGHT INVESTMENT ACCOUNT FOR CURRENT PERIOD

Date	Check
mm/dd/yyyy	Number	Payee	Purpose	Amount
NONE

TOTAL DISBURSEMENTS THIS PERIOD:				—

OVERNIGHT INVESTMENT ACCOUNT
BANK RECONCILIATION

Bank statement Date:	6/30/2008	Balance on Statement:	$29,540,833

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			—

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:	—

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:	$29,540,833

I. D SUMMARY SCHEDULE OF CASH
ENDING BALANCES FOR THE PERIOD:       6/19/2008 – 6/30/2008
(Provide a copy of monthly account statements for each of the below)

	General Account:	2,281,725
	Payroll Account:	N/A
	Overnight Investment Account:	29,540,833
Other Accounts:

Other Monies:
	Petty Cash (from below):	—

TOTAL CASH AVAILABLE:			31,822,558

Petty Cash Transactions:
Date	Purpose	Amount

TOTAL PETTY CASH TRANSACTIONS:		N/A	—

*	Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#

**	Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

	Frequency of Payments		Post-Petition payments
Creditor, Lessor, Etc.	(Mo/Qtr)	Amount of Payment	not made (Number)	Total Due
Water Garden Co. (Lessor)(1)	1 per Month	185,190	1	185,190

			TOTAL DUE:	185,190

III. TAX LIABILITIES
FOR THE REPORTING PERIOD:      6/19/2008 – 6/30/2008

Gross Sales Subject to Sales Tax:	—
Total Wages Paid:	—

	Total Post-Petition		Date Delinquent
	Amounts Owing	Amount Delinquent	Amount Due
Federal Withholding	—	—	N/A

State Withholding	—	—	N/A

FICA- Employer’s Share	—	—	N/A

FICA- Employee’s Share	—	—	N/A

Federal Unemployment	—	—	N/A

Sales and Use	—	—	N/A

Real Property	—	—	N/A

Other:
TOTAL:	—	—

Notes:

(1)	Represents July lease payment on the Debtor’s office building space (i.e., prepayment of monthly rent).

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	190,201	73,316	31,015
31 - 60 days	—	(2,918)	—
61 - 90 days	—	53,416	—
91 - 120 days	—	20,989	—
Over 120 days	—	35,024	—

TOTAL:	190,201	179,828	31,015

V. INSURANCE COVERAGE

			Policy Expiration	Premium Paid
Name of Carrier	Insurance Type	Amount of Coverage	Date	Through (Date)
XL Specialty	Directors & Officers	15,000,000	1/01/08-1/01/09	1/1/09
Continental Casualty	Excess D&O	15,000,000	1/01/08-1/01/09	1/1/09
U.S. Specialty	Excess D&O	15,000,000	1/01/08-1/01/09	1/1/09
RSUI Indemnity	Excess D&O	15,000,000	1/01/08-1/01/09	1/1/09
Allied World Natl	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
U.S. Specialty	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
Liberty Mutual	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
Navigators Ins.	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
Westchester Surplus	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
Platte River	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
Scottsdale Ins.	Excess D&O	5,000,000	1/01/08-1/01/09	1/1/09
XL Specialty	Run-off D&O	20,000,000	1/01/07-1/01/14	1/1/14
Continental Casualty	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
RSUI Indemnity	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
New Mkts Undrwrtr	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Platte River	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
St. Paul Mercury	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Liberty Mutual	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Columbia Casualty	Fiduciary Liability	10,000,000	1/01/08-1/01/09	1/1/09
XL Specialty	Excess Fiduciary Liability	10,000,000	1/01/08-1/01/09	1/1/09
U.S. Specialty	Excess Fiduciary Liability	10,000,000	1/01/08-1/01/09	1/1/09
Navigators Ins.	Excess Fiduciary Liability	10,000,000	1/01/08-1/01/09	1/1/09
Allied World Natl	Excess Fiduciary Liability	5,000,000	1/01/08-1/01/09	1/1/09
Westchester Surplus	Excess Fiduciary Liability	5,000,000	1/01/08-1/01/09	1/1/09
XL Specialty	Run-off Fiduciary	15,000,000	1/01/07-1/01/14	1/1/14
Capital Indemnity	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Houston Casualty	Run-off Fiduciary	5,000,000	1/01/07-1/01/14	1/1/14
National Union Fire	Crime Coverage	10,000,000	1/01/08-1/01/09	1/1/09
Zurich American	Excess Crime Coverage	20,000,000	1/01/08-1/01/09	1/1/09
Continental Ins.	Excess Crime Coverage	30,000,000	1/01/08-1/01/09	1/1/09
Federal Insurance	Errors & Omissions	5,000,000	1/01/08-1/01/09	1/1/09
U.S. Specialty	Excess E&O	5,000,000	1/01/08-1/01/09	1/1/09
Federal Insurance	Commercial Automobile	1,000,000	1/01/08-1/01/09	1/1/09
Federal Insurance	Group Personal Umbrella	500,000	1/01/08-1/01/09	1/1/09
Federal Insurance	Commercial Excess and Umbrella	15,000,000	1/01/08-1/01/09	1/1/09
Great American	Excess Umbrella	35,000,000	1/01/08-1/01/09	1/1/09
Fireman’s Fund	Excess Umbrella	25,000,000	1/01/08-1/01/09	1/1/09
American Guarantee	Excess Umbrella	15,000,000	1/01/08-1/01/09	1/1/09
Federal Insurance	Commercial Package	43,351,906	1/01/08-1/01/09	1/1/09
Crum & Forster	Workers Compensation	1,000,000	1/01/08-1/01/09	1/1/09

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending					Quarterly Fees Still
(Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Owing
0.00
—
—
—
—
—
—
—
—
—
—
—
—
—
—
—
—
—
		—		—	—

*	Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

	Date of Order Authorizing		Gross Compensation
Name of Insider	Compensation	Authorized Gross Compensation	Paid During the Month

No disbursements made to insiders during the period of June 19, 2008 through June 30, 2008.

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

	Date of Order Authorizing		Amount Paid During the
Name of Insider	Compensation	Description	Month

No disbursements made to insiders during the period of June 19, 2008 through June 30, 2008.

*	Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
	6/19/08-6/30/08	6/19/08-6/30/08
Sales/Revenue:
Net Sales/Revenue	$—	$—

Cost of Goods Sold:
Cost of Goods Sold (COGS)	—	—

Gross Profit	—	—

Other Operating Income (Itemize)	—	—

Operating Expenses:

Payroll — Insiders	—	—

Compensation — regular	—	—

Compensation — group insurance	—	—

Compensation — 401(k)/ESOP/Incentive	42,021	42,021

Occupancy	1,654	1,654

Payroll Taxes	—	—

Other Taxes (Itemize)	—	—

Information systems	979	979

Advertising and promotion	4,870	4,870

Telecom	67	67

Travel	—	—

Printing and supplies	—	—

Postage	—	—

All other	7,150	7,150

Depreciation and Amortization	952	952

Rent Expense — Real Property	74,076	74,076

Lease Expense — Personal Property	—

Insurance	50,819	50,819

Miscellaneous Operating Expenses (Itemize)	—

Total Operating Expenses	182,588	182,588

Net Gain/(Loss) from Operations	(182,588)	(182,588)

Non-Operating Income:
Interest Income	33,231	33,231

Net Gain on Sale of Assets (Itemize)	—	—

Other	—	—

Other (Itemize) — SERP (1)	(75,276)	(75,276)

Total Non-Operating income	(42,045)	(42,045)

Non-Operating Expenses:
Interest Expense	—	—

Legal and Professional (Itemize) (2)	858,232	858,232

Other (Itemize)	—	—

Total Non-Operating Expenses	858,232	858,232

NET INCOME/(LOSS)	$(1,082,865)	$(1,082,865)

Notes:

(1)	Represents fair value adjustment on the assets held in the Debtor’s Supplemental Executive Retirement Plan, Supplemental Executive Retirement Plan II, and the related Merrill Lynch Non-Qualified Deferred Compensation Plan Trust Agreements (collectively, “SERP & EBP Accounts”) for the month of June.

(2)	Represents professional fee accruals (estimates) by the Debtor for financial statement (GAAP) purposes.
(Attach exhibit listing all itemizations required above)

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:

Unrestricted Cash	$31,822,558

Accounts Receivable	210,843

Prepaid Expenses	5,098,321

Other (Itemize)-SERP / EBP Accounts & Other Benefit Accounts	11,949,308

Other (Itemize)-Investment-FG Financing	3,092,777

Total Current Assets		52,173,807

Property, Plant, and Equipment	287,014

Accumulated Depreciation/Depletion	(101,427)

Net Property, Plant, and Equipment		185,587

Other Assets (Net of Amortization):

Other (Itemize)-GSOP Merrill Lynch Acct. xxx—37M01	17,910

Investment in Subsidiary	304,873,949

Total Other Assets		304,891,859

TOTAL ASSETS		$357,251,253

LIABILITIES

Post-petition Liabilities:

Accounts Payable	190,201

Accruals (1)	855,731

Taxes Payable	—

Professional fees	—

Accrued Interest Payable	—

Other	(50,612)

Total Post-petition Liabilities		995,320

Pre-petition Liabilities / Liabilities Subject to Compromise:

Priority Liabilities	—

Unsecured Liabilities (1)	388,539,695

Total Pre-petition Liabilities		388,539,695

TOTAL LIABILITIES		389,535,015

EQUITY:
Pre-petition Owners’ Equity	(31,316,630)

Post-petition Profit/(Loss)	(1,082,864)

Direct Charges to Equity	115,732

TOTAL EQUITY		(32,283,762)

TOTAL LIABILITIES & EQUITY		$357,251,253

Notes:

(1)	Includes accruals (estimates) by the Debtor for financial statement presentation (GAAP) purposes.

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	☑	☐

		No	Yes
2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	☑	☐

3.	State what progress was made during the reporting period toward filing a plan of reorganization.

With the Debtor’s petition date on June 18, 2008, there is currently no update on the Debtor’s plan of reorganization.

4.	Describe potential future developments which may have a significant impact on the case:
None

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

	None	No	Yes

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	☑	☐

I,	Thea Stuedli, Chief Financial Officer of Fremont General Corporation
declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.